SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
              (Date of earliest event reported): September 22, 2003

                           ARIAD PHARMACEUTICALS, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                             0-21696                     22-3106987
--------                             -------                     ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.    OTHER EVENTS

           On September 22, 2003, the Registrant disseminated a Press Release announcing the election of Mary Tanner, senior managing director at Bear Stearns & Co. Inc., and former managing director and head of the healthcare practice at Lehman Brothers, Inc., to its Board of Directors.

           The information contained in the Press Release dated September 22, 2003, is incorporated herein by reference and attached as Exhibit
           99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1  The Registrant's Press Release dated September 22, 2003.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ARIAD PHARMACEUTICALS, INC.



                                            By:    /s/ Edward M. Fitzgerald
                                                   ------------------------
                                                   Edward M. Fitzgerald
                                                   Senior Vice President and
                                                    Chief Financial Officer


Date:    September 22, 2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number   Description                               Sequential Page Number
-------  -----------                               ---------------------------

99.1     The Registrant's Press Release dated                   4
         September 22, 2003.